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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 25, 1999
                                                          ------------

                          MORAN TRANSPORTATION COMPANY
                          ----------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                         33-82624                   06-1399280
  --------                         --------                   ----------
State or other                   (Commission                (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation


            Two Greenwich Plaza, Greenwich, Connecticut   06830
            --------------------------------------------   -----
              (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code (203) 625-7800
                                                               ---------


                                 Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.          Other Events

        Attached as Exhibit 99.1 is the Company's press release.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits


        (c)      Exhibits

                 99.1     Press Release


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORAN TRANSPORTATION COMPANY

Date: May 25, 1999               By: /s/ Jeffrey J. McAulay
                                    ------------------------------------
                                         Name: Jeffrey J. McAulay
                                         Title:VP - Finance and Administration


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